UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

CSG SYSTEMS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following FAQs were made available by CSG Systems International, Inc., a Delaware corporation, to all of its employees.

Proposed Acquisition FAQs

October 2025

WHAT/WHY

Q: Why did CSG enter into this agreement? Why now?

A: NEC recognizes the strength of our deep customer relationship, our high cash-generating recurring revenue business model, our leading SaaS software position in multiple industry verticals and our tremendous global talent. They are investing in our vision to deliver world-class SaaS and software solutions to help great companies better engage, sell and monetize every customer interaction.

We believe the combination will provide us with the resources to accelerate the great innovation in products and services that our diverse, expansive and growing customer list has come to rely on.

And we believe that this combination will enhance our capabilities and enable us to better compete in this evolving marketplace.

Q: When do we expect this acquisition to close?

A: The acquisition is expected to close within the 2026 calendar year, subject to the satisfaction of customary closing conditions, including approval by CSG’s shareholders and regulatory clearances.

Q: Will there be any changes to the CSG organization between now and the time this acquisition closes?

A: CSG will continue to run the business in the best interests of our customers, employees and shareholders. That means continually evaluating which priorities will deliver outsized results for our stakeholders and doing so in a way that demonstrates that we are a people-first culture. As a reminder, until the transaction closes, we remain an independent company and we will continue to work in the normal course.

Q: Will there be any changes in reporting relationships or job responsibilities as a result of this announcement?

A: We are operating as usual with existing reporting relationships and responsibilities. In the coming weeks/months we will form an integration planning team with representatives from both companies who will help develop plans to integrate and best bring our teams together. We are confident we will complete the transaction within 2026 and will keep you informed as we have more information to share.

Q: Will our strategy, vision and guiding principles change after the acquisition?

A: We believe the combination with NEC will provide us with the scale and resources to accelerate the great innovation in products and services that our diverse, expansive and growing customer list has come to rely on. Today is day one and CSG will operate as an independent company until this transaction closes. We look forward to partnering with the team at NEC after the transaction closes. As we learn more, we will share relevant updates.

EMPLOYMENT, BENEFITS AND CULTURE

Q: Will there be changes to employees’ compensation or benefits before the transaction closes?

A: We are continuing to operate under our current compensation and benefits programs.

Q: Will my job be eliminated? And if there is a potential for it to be eliminated, when would I be notified?

A: It is important to remember that NEC recognizes the tremendous global talent we have here at CSG, and we anticipate that this transaction will provide new opportunities for many of our employees. With that said, nothing is changing today as a result of this announcement. Until the close of the transaction, this news has no impact on our daily operations. As always, we will continue to evaluate the needs of our business to ensure that CSG is positioned best to serve our customers. Right now, we ask that you please stay focused on doing your jobs with the highest commitment that CSGers are known for.

Q: What happens to our headquarters or offices? Will we be asked to relocate?

A: It is too soon to predict or assess specific impacts on people or facilities, and there are still many details to work through to complete the acquisition.

Q: How does the culture at NEC compare to CSG?

A: We are confident NEC is the right partner to help us unlock CSG’s full potential. As we learn more about the combination of our two companies, we will share.

Q: Who do employees contact with questions?

A: If you have additional questions, please reach out to your HR Business Partner or your Senior Vice President.

Q: What do I do if a shareholder, analyst or member of the media contacts me?

A: Consistent with company policy, if you receive inquiries from the media or external parties about this news, please do not respond and forward them to Liz Bauer at liz.bauer@csgi.com.

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FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements include, but are not limited to, statements concerning the Company’s expectations, plans, intentions, strategies or prospects with respect to the proposed transaction. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the ability of the parties to complete the proposed transaction on the anticipated terms and timing, or at all; (ii) the satisfaction or waiver of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the delay, expense or other effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain, motivate and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the pendency or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xvii) the ability to realize the anticipated benefits of the proposed transaction, including the expected synergies and cost saving; (xviii) the possibility that competing or superior acquisition proposals for the Company will be made; and (xix) other risks set forth under the heading “Risk Factors,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in the Company’s subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Actual results and outcomes could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of CSG Systems International, Inc. by NEC Corporation. In connection with this proposed acquisition, CSG Systems International, Inc. plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that CSG Systems International, Inc. may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CSG SYSTEMS INTERNATIONAL, INC. ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of CSG Systems International, Inc. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by CSG Systems International, Inc. through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CSG Systems International, Inc. will be available free of charge on CSG Systems International, Inc.’s internet website at https://ir.csgi.com/investor-home/default.aspx or upon written request to: CSG Systems International, Inc., Investor Relations, 169 Inverness Dr W, Suite 300, Englewood, CO 80112, or by email at john.rea@csgi.com.

Participants in Solicitation

CSG Systems International, Inc., its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of CSG Systems International, Inc. is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 1, 2025. To the extent that holdings of CSG Systems International, Inc.’s securities by its directors or executive officers have changed since the amounts set forth in CSG Systems International, Inc.’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the proposed transaction and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

CSG Systems International, Inc.

Investor Relations

169 Inverness Dr W, Suite 300, Englewood, CO 80112

john.rea@csgi.com

https://ir.csgi.com/investor-home/default.aspx

FORWARD-LOOKING STATEMENTS

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements include, but are not limited to, statements concerning the Company’s expectations, plans, intentions, strategies or prospects with respect to the proposed Merger. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the ability of the parties to complete the proposed transaction on the anticipated terms and timing, or at all, (ii) the satisfaction or waiver of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the delay, expense or other effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain, motivate, and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xvii) the ability to realize the anticipated benefits of the Merger, including the expected synergies and cost saving; (xviii) the possibility that competing or superior acquisition proposals for the Company will be made; and (xix) other risks set forth under the heading “Risk Factors,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in the Company’s subsequent filings with the Securities and Exchange Commission (“SEC”). You should not rely upon forward-looking statements as predictions of future events. Actual results and outcomes could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of the Company by Parent. In connection with this proposed acquisition, the Company plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that the Company may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of CSG Systems International, Inc. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at https://ir.csgi.com/investor-home/default.aspx or upon written request to: CSG Systems International, Inc., Investor Relations, 169 Inverness Dr W, Suite 300, Englewood, CO 80112, or by email at john.rea@csgi.com.

PARTICIPANTS IN SOLICITATION

The Company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Proxy Statement on Schedule 14A for its 2025 annual meeting of stockholders (the “2025 Proxy”), which was filed with the SEC on April 1, 2025. To the extent that holdings of CSG Systems International, Inc.’s securities by its directors or executive officers have changed since the amounts set forth in the 2025 Proxy for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the proposed transaction and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.